UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2018

BRIDGELINE DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33567	52-2263942
(Commission File Number)	(IRS Employer Identification No.)

80 Blanchard Road, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 376-5555
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year

On December 10, 2016, the Board of Directors of Bridgeline Digital, Inc. (the “Company”) approved an amendment to and restatement of the Company’s current bylaws, a copy of which is attached hereto as Exhibit 3.1 (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws (i) remove the provision discussing the treatment of broker non-votes, and (ii) modify the provision related to obtaining stockholder consent to allow the Company’s stockholders to take action, whenever stockholders are required or permitted to take any action by vote, by written consent without a meeting.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text thereof, attached to this Current Report on Form 8-K as Exhibit 3.1, which exhibit is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Bridgeline Digital, Inc., dated December 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

	By:	/s/ Carole A. Tyner
Carole A. Tyner
Chief Financial Officer
Date: December 14, 2018

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Bridgeline Digital, Inc., dated December 10, 2018